                                                                   EXHIBIT 99.13

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ N.J. Davison
----------------------------------
 Nicholas J. Davison
 Senior Vice President




/s/ Randall L. Talcott
----------------------------------
 Randall  L. Talcott
 Vice President - Finance

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER: 01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS


 Attachment 1             Summary of Bank and Investment Accounts

 Attachment 2             Schedule of Receipts and Disbursements

 Attachment 3             Bank and Investment Account Statements

 Attachment 4             Income Statement

 Attachment 5             Balance Sheet

 Attachment 6             Summary of Due To/Due From Intercompany Accounts

 Attachment 7             Accounts Receivable Aging

 Attachment 8             Accounts Payable Detail

 Attachment 9             Notes to November Monthly Operating Report

                    Summary Of Bank And Investment Accounts         Attachment 1
                       Delta Queen Coastal Voyages, L.L.C.
                             Case No: 01-10964 (EIK)                   UNAUDITED
                  For Period Of 23 October - 30 November, 2001


                                              Balances
                                  ----------------------------------         Receipts. &          Bank
                                    Opening              Closing             Disbursements        Statements          Account
 Account                          As Of 10/23/01      As Of 11/30/01         Included             Included            Reconciled
 -------                          --------------      --------------         --------             --------            ----------
 No Bank Or Investment                  NA                  NA                   NA                  NA                    NA
 Accounts



                            Receipts & Disbursements               Attachment 2
                       Delta Queen Coastal Voyages, L.L.C.
                             Case No: 01-10977 (EIK)
                  For Period Of 23 October - 30 November. 2001

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements     Attachment 3

                       Delta Queen Coastal Voyages. L.L.C.
                             Case No: 01-10977 (EIK)
                  For Period Of 23 October - 30 November, 2001



         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01


currency USD
  Company=30 (DELTA QUEEN COAST VOY)

                                    PTD-Actual
                                    NOV-01
                                    ------------
Revenue
 Gross Revenue                             0.00
 Allowances                                0.00
                                    ------------
 Net Revenue                               0.00

Operating Expenses
 Air                                       0.00
 Hotel                                     0.00
 Commissions                               0.00
 Onboard Expenses                          0.00
 Passenger Expenses                        0.00
 Vessel Expenses                           0.00
 Layup/Drydock Expense                     0.00
 Vessel Insurance                          0.00
                                    ------------
 Total Operating Expenses                  0.00
                                    ------------

 Gross Profit                              0.00
SG&A Expenses
 Sales & Marketing                         0.00
 Pre-Opening Costs                         0.00
                                    ------------
 Total SG&A Expenses                       0.00
                                    ------------

 EBITDA                                    0.00

 Depreciation                              0.00
                                    ------------

 Operating income                          0.00

 Other Expense/(Income)
 Interest Income                           0.00
 Interest Expense                          0.00
 Equity in Earnings for Sub         (516,567.73)
                                    ------------
 Total Other Expense/(Income)        516,567.73
                                    ------------
 Net Pretax Income/(Loss)           (516,567.73)
                                    ------------
 Income Tax Expense                        0.00
                                    ------------
 Net Income/(Loss)                  (516,567.73)
                                    ------------

                                                                    Attachment 5

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01


currency USD
  Company=30 (DELTA QUEEN COAST VOY)

                                                           YTD-Actual                  YTD-Actual
                                                           NOV-01                      OCT-01
                                                           ---------------             --------------
ASSETS
        Cash and Equivalent                                           0.00                       0.00
        Restricted Cash                                               0.00                       0.00
        Marketable Securities                                         0.00                       0.00
        Accounts Receivable                                           0.00                       0.00
        Inventories                                                   0.00                       0.00
        Prepaid Expenses                                              0.00                       0.00
        Other Current Assets                                          0.00                       0.00
                                                            --------------             --------------
               Total Current Assets                                   0.00                       0.00
        Fixed Assets                                                  0.00                       0.00
        Accumulated Depreciation                                      0.00                       0.00
                                                            --------------             --------------
               Net Fixed Assets                                       0.00                       0.00
        Net Goodwill                                                  0.00                       0.00
        Intercompany Due To/From                               (411,482.06)               (411,482.06)
        Net Deferred Financing Fees                                   0.00                       0.00
        Net Investment in Subsidiaries                      (13,169,058.95)            (12,652,491.22)
        Other Non Current Assets                                      0.00                       0.00
                                                            --------------             --------------
               Total Other Assets                           (13,580,541.01)            (13,063,973.28)
                                                            --------------             --------------
               Total Assets                                 (13,580,541.01)            (13,063,973.28)
                                                            --------------             --------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

currency USD
  Company=30 (DELTA QUEEN COAST VOY)

                                                            YTD-Actual                YTD-Actual
                                                            NOV-01                    OCT-01
                                                            ---------------           --------------
LIABILITIES
        Accounts Payable                                              0.00                      0.00
        Accrued Liabilities                                           0.00                      0.00
        Deposits                                                      0.00                      0.00
                                                            --------------            --------------
               Total Current Liabilities                              0.00                      0.00
        Long Term Debt                                                0.00                      0.00
        Other Long Term Liabilities                          (2,896,625.10) Note 1     (2,896,625.10)
                                                            --------------            --------------
               Total Liabilities                             (2,896,625.10)            (2,896,625.10)

   OTHER
         Liabilities Subject to Compromise                            0.00                      0.00
                                                            --------------            --------------
                Total Other                                           0.00                      0.00

   OWNER'S EQUITY
         Common Stock                                                 0.00                      0.00
         Add'1 Paid In Capital                                        0.00                      0.00
         Current Net Income (Loss)                           (7,220,321.77)            (6,703,754.04)
         Retained Earnings                                   (3,463,594.14)            (3,463,594.14)
                                                            --------------            --------------
                Total Owner's Equity                        (10,683,915.91)           (10,167,348.18)
                                                            --------------            --------------
                Total Liabilities & Other &                 (13,580,541.01)           (13,063,973.28)
                                                            --------------            --------------

                                                                    Attachment 6

                  Delta Queen Coastal Voyages, L.L.C. 01-10964
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001


                                                           BEGINNING                                ENDING
AFFILIATE NAME                               CASE NUMBER   BALANCE          DEBITS     CREDITS      BALANCE
American Classic Voyages Co.                 01-10954      (934,299.38)        --         --        (934,299.38)
AMCV Cruise Operations, Inc,                 01-10967       191,346.38         --         --         191,346.38
The Delta Queen Steamboat Co.                01-10970       901,221.80         --         --         901,221.80
Great AQ Steamboat, L.L.C                    01-10960      (144,264.37)        --         --        (144,264.37)
Great Pacific NW Cruise Line, L.L.C          01-10977      (118,887.26)        --         --        (118,887.26)
Great River Cruise Line, L.L.C               01-10963       (18,978.71)        --         --         (18,978.71)
Great Ocean Cruise Line, L.L.C               01-10959       (85,950.95)        --         --         (85,950.95)
Cape Cod Light, L.L.C                        01-10962        (1,302.19)        --         --          (1,302.19)
Cape May Light, L.L.C                        01-10961      (200,367.38)        --         --        (200,367.38)
                                                           ----------------------------------------------------
                                                           (411,482.06)        --         --        (411,482.06)
                                                           ====================================================

                        Delta Queen Coastal Voyages, LLC





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001


                                  Attachment 7


                                 Not Applicable

                        Delta Queen Coastal Voyages, LLC





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001


                                  Attachment 8


                                 Not Applicable

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: O1-10964 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities nave been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.